SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report(Date of earliest event reported)September 12, 1997



              RAWLINGS SPORTING GOODS COMPANY, INC.
      (Exact name of Registrant as specified in its charter)

     Missouri                      0-24450             43-1674348
(State or other     (Commission File Number)     (I.R.S. Employer
jurisdiction of                                   Identification
Incorporation)                                              No.)


1859 Intertech Drive, Fenton, Missouri                 63026
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (314) 349-5000

_________________________________________________________________
  (Former name or  former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

          On September 12, 1997, Rawlings Sporting Goods Company, Inc., a Missouri corporation (the "Company") announced the closing of its acquisition of of USA Skate Co., Inc., including the Vic, Victoriaville and McMartin brands. In August, the Company announced its plans to acquire the Victoriaville business. Jon Hodgins, Victoriaville's President, will manage the Company's hockey business including the Rawlings, Vic, Victoriaville and McMartin brands. Victoriaville had approximately $14.0 million in annual revenues in its most recently completed fiscal year and has NHL on ice exposure with well over 150 professional players using Vic equipment.

          In connection with the acquisition of USA Skate Co., Inc., the Company entered into an Amended and Restated Credit Agreement dated as of September 12, 1997 among the Company, the financial institutions named therein and The First National Bank of Chicago, as Agent (the "Credit Agreement"). The Credit Agreement provides, among other things, for the increase of the revolving credit to the Company to an aggregate amount not to exceed $90 million, and the extention of the maturity date to September 1, 2002.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a) and (b)    Financial Statements and Pro Forma Financial
               Information.        None

(c)            Exhibits.

               2.1       Asset Purchase Agreement, dated
                         September 10, 1997, among Les
                         Equipements Sportifs Davtec, Inc., USA
                         Skate Co., Inc., USA Skate Corporation,
                         California Pro Sports, Inc., Rawlings
                         Canada, Inc. and Rawlings Sporting Goods
                         Company, Inc.

               99.1 Amended and Restated Credit Agreement dated as of September 12, 1997 among the Company, the financial institutions named therein and The First National Bank of Chicago, as Agent.

               99.2      Press Release issued September 12, 1997.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.


Date: October 20, 1997             By:  /S/ Paul E. Martin
                                   Paul E. Martin,
                                   Chief Financial Officer

                          EXHIBIT INDEX



Exhibit
Number    Description                                      Page

2.1       Asset Purchase Agreement, dated September 10,
          1997, among Les Equipements Sportifs Davtec,
          Inc., USA Skate Co., Inc., USA Skate
          Corporation, California Pro Sports, Inc.,
          Rawlings Canada, Inc. and Rawlings Sporting
          Goods Company, Inc.

99.1 Amended and Restated Credit Agreement dated as of September 12, 1997 among the Company, the financial institutions named therein and The First National Bank of Chicago, as Agent.

99.2      Press Release issued September 12, 1997.